UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Ste. A209 Henderson, NV 89052
(Address of Principal Executive Offices) (Zip Code)

(877) 358-3444

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Change in Registrant’s Certifying Accountant

On December 17, 2019, Haynie & Company resigned as United Health Products’ independent registered accountant by delivering a letter to the Company stating that they were ceasing services as the Company’s accountants effective that day. Haynie & Company orally advised the Company that they were ceasing as the Company’s accountant because they did not want to take on the additional work of performing the internal control audit of the Company in connection with its 2019 fiscal year audit. The internal control audit is now required due to the increased market capitalization of the Company. Haynie & Company’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. During the years ended December 31, 2018 and 2017 and during the subsequent interim period preceding the date of Haynie & Company’s resignation, there were (i) no disagreements with Haynie & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested Haynie & Company to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. The Company has filed this letter as an exhibit to this 8-K.

On December 20, 2019 the Board of Directors of Company engaged MAC Accounting Group, LLP, to serve as its independent registered accounting firm. Prior to engaging MAC Accounting Group, LLP, the Company did not consult with MAC Accounting Group, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16	Letter re: change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on December 23, 2019.

United Health Products, Inc.

By:	/s/ Douglas Beplate
Douglas Beplate
Principal Executive Officer

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